UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2024, TechPrecision Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 9,617,525 shares of the Company’s common stock were entitled to vote as of November 4, 2024, the record date for the Annual Meeting, of which 6,902,634 were present in person or by proxy at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1: The six directors elected at the Annual Meeting are Andrew A. Levy, John A. Moore, Walter M. Schenker, Alexander Shen, General Victor E. Renuart Jr. and Robert D. Straus by the votes set forth in the tables below.

Nominees of the Company	For	Withheld
Robert A. Crisafulli	1,380,466	5,486,530
Andrew A. Levy	2,397,960	4,480,356
Richard S. McGowan	774,514	6,092,482
John A. Moore	2,218,601	4,631,385
Walter M. Schenker	1,823,120	5,053,096
Alexander Shen	2,408,692	4,468,724

Nominees of Wynnefield Partners Small Cap Value, L.P. I and affiliates	For	Withheld
General Victor E. Renuart Jr.	5,824,308	1,039,069
Robert D. Straus	5,558,837	1,303,340

Proposal No. 2: The amendment to the Company’s 2016 Long-Term Incentive Plan to increase the number of shares available for issuance was not approved by the Company’s stockholders based on the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
1,701,730	3,566,021	1,623,202	11,681

Proposal No. 3: The selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending on March 31, 2025 was ratified by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
6,514,155	65,851	322,628	0

Proposal No. 4: The compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement dated November 26, 2024 was not approved on a non-binding, advisory basis by the Company’s stockholders based on the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
1,165,354	4,982,097	743,502	11,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: December 23, 2024	By:	/s/ Richard R. Roomberg
	Name:	Richard R. Roomberg
	Title:	Chief Financial Officer